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                                                                EXHIBIT 10.43

                             MASTER CLUB AGREEMENT


         THIS MASTER CLUB AGREEMENT ("Agreement") is entered into as of the 13th day of November, 1997, by and between Master Club, a Texas non-profit corporation (the "Master Club"), and Fox River Resort Club, an Illinois non-profit corporation (the "Club").


                               R E C I T A L S :


         WHEREAS, Silverleaf Resorts, Inc., a Texas corporation ("Silverleaf") owns and operates seven (7) resorts, four (4) of which are located in Texas and are known as Hill Country Resort, Holly Lake, Piney Shores Resort and The Villages and three (3) of which are located in Missouri and are known as Holiday Hills Resort, Ozark Mountain Resort and Timber Creek Resort (collectively the "Resorts" and individually a "Resort"); and

         WHEREAS, each of the Resorts formed an association to govern, maintain and administer each Resort and are known as Hill Country Resort Club, a Texas non-profit unincorporated association, Holly Lake Resort Club, a Texas non-profit unincorporated association, Piney Shores Resort Club, a Texas non-profit unincorporated association, Villages Resort Club, a Texas non-profit unincorporated association, Holiday Hills Resort Club, a Missouri non-profit corporation, Ozark Mountain Resort Club, a Missouri non-profit corporation, and Timber Creek Resort Club, a Missouri non-profit corporation (the "Other Clubs");

         WHEREAS, Silverleaf created and established a program referred to as the Endless Escape Bonus Time Program (the "Program") pursuant to which each member of the Other Clubs is entitled, at no additional charge, (i) to vacation at each member's respective Resort more frequently and, under certain circumstances, during use periods not already owned by that member, and (ii) to vacation at the other Resorts owned by Silverleaf and participating in the Program; and

         WHEREAS, Silverleaf created the Master Club for the purpose of implementing and administering the Program and more efficiently managing the various Resorts owned by Silverleaf which participate in the Program;

         WHEREAS, on March 28, 1990, and September 25, 1997, the Master Club entered into Master Club Agreements with the Other Clubs setting forth the duties and responsibilities of the Master Club with regard to the Other Clubs; and

         WHEREAS, on November 11, 1997, pursuant to the Declaration of Restrictions, Covenants and Conditions more particularly described in Exhibit "A" attached hereto and made a part hereof for all purposes (the
"Declaration"), an eighth timeshare project





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was created called "Fox River Resort" (the "Project"), and the Club was created for the care, maintenance and administration of the Project; and

         WHEREAS, the Club desires to enter into a Master Club Agreement with the Master Club similar to the March 28, 1990 and September 25, 1997 Master Club Agreements between the Master Club and the Other Clubs; and

         WHEREAS, the Club acknowledges and agrees that membership in the Master Club and the execution of this Agreement are to its benefit and advantage; and

         WHEREAS, the Club and the Master Club desire to enter into this Agreement in order to set forth the responsibilities and duties of the Master Club with regard to the Club and the Project;

         NOW, THEREFORE, in order to carry out the desire of the Club and the Master Club, and for and in consideration of Ten and No/100 Dollars ($10.00), the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Club and the Master Club hereby covenant and agree as follows:

         1. The Master Club shall have the following responsibilities and duties for the benefit of the Club and the Project governed thereby:

                 (a) Maintain a centralized reservation system for the Project and all Resorts;

                 (b) Achieve costs savings by purchasing goods and services for the Project and all Resorts as a group rather than having the Project and each Resort purchase its goods and services on an individual basis;

                 (c) Maintain a centralized management of the Project and the entire Resort system;

                 (d) Provide accounting, legal and other administrative services for the Project and entire Resort system;

                 (e) Implement and administer the Program in accordance with the rules and regulations of the Program; and

                 (f) Pay all costs and expenses incurred at the Project and each Resort individually as well as any system-wide costs and expenses.





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         2.      In order to enable the Master Club to perform the
                 responsibilities and duties described hereinabove, the Club agrees to pay to the Master Club the following amounts as a fee to the Master Club for the services rendered by the Master Club for the benefit of the Club: (i) all dues, assessments, late charges and other amounts levied against and collected from its respective members pursuant to the Declaration, plus
                 (ii) all other income generated by the Club. The Master Club will use its fee collected from the Club to pay (i) the individual common expenses of the Project, and (ii) the system- wide costs and expenses of administering and maintaining the Master Club and operating and managing the Club including, but not limited to, expenses for accounting, legal services, administration, payroll, and management of the entire resort system.

         3. This Agreement shall be in full force and effect in perpetuity. Notwithstanding the foregoing, however, this Agreement shall be terminated upon the cessation of legal existence of the Master Club or, alternatively, of the Club, and the surviving party or parties, if any, shall in such event have no further obligations hereunder.

         4. This Agreement inures to the benefit of, and is binding upon, the Master Club and the Club and their respective successors, legal representatives and assigns.

         5. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and all such counterparts shall be deemed on and the same instrument.

         6. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Declarations.


                                     MASTER CLUB:

                                     MASTER CLUB, a Texas non-profit corporation



                                     By:
                                     Its: /s/ ROBERT G. LEVY
                                         -------------------------------------






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                                 CLUB:

                                 FOX RIVER RESORT CLUB, an Illinois
                                 non-profit corporation



                                 By: /s/ HOWARD KITCHEN
                                    ------------------------------------------

                                    Howard Kitchen, Director



                                 By: /s/ ROBERT G. LEVY
                                    ------------------------------------------

                                    Robert G. Levy, Director



                                 By: /s/ DAN BERG
                                    ------------------------------------------

                                    Dan Berg, Director




                                 By: /s/ DANA CALLAWAY
                                    -------------------------------------------

                                    Dana Callaway, Director



                                 By: /s/ MARIE RASSO
                                    -------------------------------------------

                                    Marie Rasso, Director






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                       LIST OF EXHIBITS TO EXHIBIT 10.43


Exhibit A                Declaration of Restrictions, Covenants and Conditions
                         for Fox River Resort


The above-listed exhibit is omitted from this filing. Registrant agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.


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